UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026

Nissan Auto Receivables 2026-A Owner Trust

(Exact name of Issuing Entity as specified in its charter)

Central Index Key Number: 0002130293

Nissan Auto Receivables Company II LLC

(Exact name of Depositor as specified in its charter)

Central Index Key Number: 0001129068

Nissan Motor Acceptance Company LLC

(Exact name of Sponsor as specified in its charter)

Central Index Key Number: 0001540639

Delaware	333-279448-04	42-6704903
(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(IRS Employer Identification No. of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE		37067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 725-1121

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.

On May 27, 2026 (the “Closing Date”), Nissan Auto Receivables Company II LLC (“NARC II”) and Nissan Motor Acceptance Company LLC (“NMAC”) entered into that certain Purchase Agreement, dated as of the Closing Date (the “Purchase Agreement”), pursuant to which NMAC transferred to NARC II certain retail motor-vehicle installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the “Receivables”) and related property. On the Closing Date, Nissan Auto Receivables 2026-A Owner Trust (the “Issuing Entity”), a Delaware statutory trust established by a Trust Agreement dated as of April 9, 2026, as amended and restated by an Amended and Restated Trust Agreement dated as of the Closing Date (the “Amended and Restated Trust Agreement”), by and between NARC II, as depositor, Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”), and U.S. Bank Trust Company, National Association, as certificate registrar and certificate paying agent, entered into that certain Sale and Servicing Agreement, dated as of the Closing Date (the “Sale and Servicing Agreement”), with NARC II, as seller, NMAC, as servicer, and U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee”), pursuant to which the Receivables and related property were transferred to the Issuing Entity. On the Closing Date, the Issuing Entity, as issuer, NMAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, entered into that certain Asset Representations Review Agreement, dated as of the Closing Date (the “Asset Representations Review Agreement”), relating to the review of certain representations relating to the Receivables. Also on the Closing Date, the Issuing Entity, the Indenture Trustee, as the secured party, and U.S. Bank National Association, as securities intermediary (the “Securities Intermediary”), entered into that certain Securities Account Control Agreement, dated as of the Closing Date (the “Securities Account Control Agreement”), pursuant to which the Securities Intermediary will maintain certain accounts. Also on the Closing Date, the Issuing Entity caused the issuance, pursuant to an Indenture, dated as of the Closing Date (the “Indenture”), by and between the Issuing Entity, as issuer, and the Indenture Trustee, of $260,000,000 aggregate principal amount of Class A-1 Asset Backed Notes, $240,000,000 aggregate principal amount of Class A-2a Asset Backed Notes, $198,130,000 aggregate principal amount of Class A-2b Asset Backed Notes, $438,130,000 aggregate principal amount of Class A-3 Asset Backed Notes, $93,750,000 aggregate principal amount of Class A-4 Asset Backed Notes, $21,140,000 aggregate principal amount of Class B Asset Backed Notes and $17,300,000 aggregate principal amount of Class C Asset Backed Notes (collectively, the “Notes”). Also on the Closing Date, the Issuing Entity, as issuer, NMAC, as administrator and the Indenture Trustee entered into that certain Administration Agreement, dated as of the Closing Date (the “Administration Agreement”), relating to the provision by NMAC of certain services relating to the Notes. The Notes, with an aggregate principal balance of $1,268,450,000, were sold to Wells Fargo Securities, LLC, MUFG Securities Americas Inc., Mizuho Securities USA LLC, U.S. Bancorp Investments, Inc., BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc., and Lloyds Securities Inc. (together, the “Underwriters”) pursuant to an Underwriting Agreement, dated as of May 20. 2026, by and among NARC II, NMAC and Wells Fargo Securities, LLC, on behalf of itself and as the representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3 (Commission File No. 333-279448).

Attached as Exhibit 4.1 is the Indenture, as Exhibit 10.1 is the Purchase Agreement, as Exhibit 10.2 is the Sale and Servicing Agreement, as Exhibit 10.3 is the Administration Agreement, as Exhibit 10.4 is the Asset Representations Review Agreement, as Exhibit 10.5 is the Amended and Restated Trust Agreement and as Exhibit 10.6 is the Securities Account Control Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of May 27, 2026, by and between the Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 10.1	Purchase Agreement, dated as of May 27, 2026, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 10.2	Sale and Servicing Agreement, dated as of May 27, 2026, by and among the Issuing Entity, as issuer, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee.

Exhibit 10.3	Administration Agreement, dated as of May 27, 2026, by and among the Issuing Entity, as issuer, NMAC, as administrator and the Indenture Trustee.

Exhibit 10.4	Asset Representations Review Agreement, dated as of May 27, 2026, by and among the Issuing Entity, as issuer, NMAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

Exhibit 10.5	Amended and Restated Trust Agreement, dated as of May 27, 2026, by and between NARC II, as depositor, Wilmington Trust, National Association, as owner trustee, and U.S. Bank Trust Company, National Association, as certificate registrar and certificate paying agent.

Exhibit 10.6	Securities Account Control Agreement, dated as of the May 27, 2026, among the Issuing Entity, U.S. Bank Trust Company, National Association, as the secured party, and U.S. Bank National Association, as securities intermediary.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISSAN AUTO RECEIVABLES COMPANY II LLC
By:	/s/ Nathan Debernardi
	Name:	Nathan Debernardi
	Title:	Assistant Treasurer

Date: May 27, 2026